UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

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Innovative Solutions and Support, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

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INNOVATIVE SOLUTIONS AND SUPPORT, INC.

720 Pennsylvania Drive

Exton, Pennsylvania 19341

610-646-9800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

You are invited to attend the Annual Meeting of Shareholders of Innovative Solutions and Support, Inc.

Date:	Thursday, February 26, 2004
Time:	10:00 a.m., Eastern Standard Time
Place:	720 Pennsylvania Drive, Exton, Pennsylvania 19341

Purposes of the Meeting:

•	To elect (two) Class I directors to our Board of Directors for a term of three (3) years and until their successors are duly elected and qualified;

•	To approve the 2003 Restricted Stock Plan for non-employee directors; and

•	To transact any other business that may properly come before the meeting.

Record Date:

December 22, 2003 is the record date for the meeting. This means that holders of our common stock at the close of business on that date are entitled to:

•	receive notice of the meeting; and

•	vote at the meeting and any adjournment or postponement of the meeting.

In the event that the meeting is adjourned for one or more periods totaling at least 15 days due to the fact that there is not a proper quorum, the shareholders entitled to vote who attend the adjourned meeting, even if there is not a proper quorum, shall constitute a quorum for the purpose of acting upon any of the named matters above.

Proxy Solicitation:

The enclosed proxy is solicited by our Board of Directors.

Annual Report:

We have enclosed a copy of our 2003 annual report on Form 10-K, which is not a part of the proxy soliciting materials.

Voting:

Your vote is important. Please sign, date and return your proxy card promptly so your shares can be represented, even if you plan to attend the meeting. Please see the proxy card for instructions on how to vote. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement or by attending the meeting and voting in person.

Geoffrey S.M. Hedrick
Chairman of the Board and Chief Executive Officer

January 26, 2004

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

720 Pennsylvania Drive

Exton, Pennsylvania 19341

610-646-9800

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(610) 646-9800

PROXY STATEMENT

for

Annual Meeting of Shareholders

February 26, 2004

We are sending you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at our 2004 annual meeting of shareholders. The annual meeting will be held on February 26, 2004 at 10:00 a.m., local time, at our corporate offices at 720 Pennsylvania Drive, Exton, Pennsylvania. We began mailing this proxy statement and the proxy card on or about January 26, 2004.

ABOUT THE MEETING

Who can vote?

You can vote if, as of the close of business on December 22, 2003, you were a shareholder of record of our common stock. On that date, 11,479,893 shares of our common stock were outstanding and entitled to vote. We do not have any other classes of voting stock outstanding other than our common stock. Each share of common stock is entitled to one vote, and there are no cumulative voting rights when voting for directors.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of a majority of the outstanding shares as of the record date must be present to hold the annual meeting. Abstentions from voting and broker “non-votes” will be counted toward a quorum. A broker “non-vote” occurs when the nominee holding a shareholder’s shares does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the shareholder.

What vote is required and what is the method of calculation?

The nominees for director who receive a plurality of the shares of common stock present or represented by proxy at the annual meeting will be elected. Approval of each other matter to be voted on at the annual meeting requires the affirmative vote of a majority of the shares of our common stock present or represented and entitled to vote at the annual meeting. Abstentions or broker “non-votes” will not be counted for or against matters to be acted on at the annual meeting.

What matters will be voted on?

Our Board does not intend to bring any other matters before the annual meeting except the matter listed in the notice, and the Board is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the annual meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How do I vote by proxy?

When you return your properly signed and dated proxy card prior to the annual meeting, your shares will be voted in accordance with your instructions marked on the proxy card. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as recommended by the Board of Directors.

Can I change my vote after I return my proxy card?

Yes. You can change or revoke your proxy at any time before the annual meeting either by notifying our Secretary in writing or by sending another executed proxy dated later than the first proxy card. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Can I vote in person at the annual meeting instead of voting by proxy?

Yes. However, we encourage you to complete and return the enclosed proxy card to ensure that your shares are represented and voted. If you attend the annual meeting in person, you may then vote in person even though you returned your proxy card.

Who pays for this proxy solicitation?

We do. We will pay all costs in connection with the meeting, including the cost of preparing, assembling and mailing proxy materials, handling and tabulating the proxies returned, and charges of brokerage houses, nominees and fiduciaries in forwarding proxy materials to our beneficial owners. In addition to the mailing of the proxy materials, our directors, officers and employees, as well as a professional proxy solicitation organization, may also solicit proxies in person or by telephone, telegraph, telecopy or online. We will reimburse their expenses for doing this.

Who Can Help Answer Your Questions?

If you have questions about the annual meeting or would like additional copies of this proxy statement, you should contact our Chief Financial Officer, James J. Reilly, 720 Pennsylvania Drive, Exton, Pennsylvania 19341, telephone (610) 646-9800.

Annual Report

Our annual report to shareholders accompanies this proxy statement. On written request, we will provide, without charge, a copy of our annual report on Form 10-K for the year ended September 30, 2003 (including a list briefly describing the exhibits thereto), filed with the Securities and Exchange Commission (the “SEC”), to any record holder or beneficial owner of our common stock on December 22, 2003, the record date, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be directed to the attention of our Chief Financial Officer at the address set forth above.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

The following table sets forth certain information with respect to the beneficial ownership, as of December 22, 2003, of each person who we knew to be the beneficial owner of more than 5% of our common stock. Each of the shareholders named below has sole voting and investment power with respect to such shares, unless otherwise indicated.

	Common Stock
Name of Beneficial Owner	Number of Shares	Percent of Class(1)
Geoffrey S. M. Hedrick(2)	3,068,784	26.4%
Putnam Investments, LLC(3)	1,612,366	14.0%
Parker Hannifin Corporation(4)	1,183,036	10.3%
John Hancock Advisors(5)	1,110,930	9.7%
Commonwealth of Pennsylvania, Public School Employees Retirement System(6)	750,192	6.5%
Credit Suisse Asset Management, LLC(7)	811,367	7.1%

(1)	As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 11,479,893 shares of common stock outstanding as of December 22, 2003.
(2)	Mr. Hedrick’s address is c/o Innovative Solutions and Support, Inc., 720 Pennsylvania Drive, Exton, PA 19341. Includes warrants to purchase 149,088 shares of our common stock and options to purchase 600 shares, which were exercisable as of December 22, 2003, or within 60 days from such date.
(3)	As reflected in a Schedule 13G/A filed February 14, 2003. In that Schedule 13G/A, Putnam reported that it had shared voting power over 551,840 shares, and shared dispositive power over 1,612,366 shares. Putnam stated in that Schedule 13G/A that these securities are owned by various individual and institutional investors for which Putnam and/or its affiliates serve as an investment advisor with the power to direct investment and/or power to vote the securities. Putnam disclaims that it is the beneficial owner of such securities. The address of The Putnam Investments, LLC is One Post Office Square, Boston, Massachusetts 02109.
(4)	As reflected in a Schedule 13G/A filed February 13, 2003. The address of Parker Hannifin Corporation is 6035 Parkland Boulevard, Cleveland, Ohio 44124. The board of directors of Parker Hannifin has dispositive and voting power over the shares held by Parker Hannifin.
(5)	As reflected in a Schedule 13G/A filed February 11, 2003. In that Schedule 13G/A, John Hancock Advisors (“JHA”) reported that the filing was made on behalf of John Hancock Financial Services, Inc. (“JHFS”), JHFS’s direct, wholly-owned subsidiary, John Hancock Life Insurance Company (“JHLICO”), JHLICO’s direct, wholly-owned subsidiary, John Hancock Subsidiaries, LLC (“JHS”), JHS’s direct, wholly-owned subsidiary, The Berkeley Financial Group, LLC (“TBFG”) and TBFG’s direct, wholly-owned subsidiary, JHA. JHA has direct beneficial ownership of 1,110,930 shares of Common Stock. Through their parent-subsidiary relationship to JHA, JHFS, JHLICO, JHS and TBFG have indirect, beneficial ownership of these same shares. The address for JHFS, JHLICO and JHS is John Hancock Place, P.O. Box 111, Boston, MA 02117. The address for TBFG and JHA is 101 Huntington Avenue, Boston, Massachusetts 02199.
(6)	As reflected in a Schedule 13G filed February 3, 2003. The address of Commonwealth of Pennsylvania, Public School Employees Retirement System is 5 North 5th Street, Harrisburg, PA 17101.
(7)	As reflected in a Schedule 13G/A filed January 14, 2004. The address of Credit Suisse Asset Management, LLC is 466 Lexington Avenue, 12th Floor, New York, NY 10017.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership as of December 22, 2003 of (i) each director, (ii) our chief executive officer and each other executive officer who earned more than $100,000 during fiscal year 2003 (collectively, the “Named Executive Officers”) and (iii) all the directors and executive officers as a group. Each of the shareholders named below has sole voting and investment power with respect to such shares.

Name of Beneficial Owner	Number of Shares		Percent of Class(1)
Geoffrey S. M. Hedrick	3,068,784	(2)	26.4%

Robert E. Mittelstaedt, Jr.	106,003		*

James J. Reilly	73,759	(3)	*

Benjamin A. Cosgrove	51,994		*

Winston J. Churchill	47,268		*

Roger E. Mitchell	36,228	(4)	*

Robert H. Rau	22,747		*

Glen R. Bressner	11,809		*

Ivan M. Marks	1,500		*

Roman G. Ptakowski	0		0

William C. Bowes	0		0

All executive officers and directors as a group (11 persons)	3,420.092	(5)	29.4%

*	Less than 1%.
(1)	As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 11,479,893 shares of common stock outstanding as of December 22, 2003.
(2)	Includes warrants to purchase 149,088 shares and options to purchase 600 shares, which were exercisable as of December 22, 2003, or within 60 days from such date.
(3)	Includes options to purchase 70,759 shares, which were exercisable as of December 22, 2003, or within 60 days from such date.
(4)	Represents the total number of outstanding options to purchase shares, which were exercisable as of December 22, 2003, or within 60 days from such date.
(5)	Includes warrants to purchase 149,088 shares and options to purchase 107,587 shares, which were exercisable as of December 22, 2003, or within 60 days from such date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers (as defined under Section 16(a) of the Securities Exchange Act), directors and persons who own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms we have received and on written representations from certain reporting persons that no such forms were required for them, we believe that during fiscal year 2003, all of the Section 16(a) filing requirements applicable to our officers, directors and 10% beneficial owners were complied with by such persons.

ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

At the annual meeting, the shareholders will elect (two) Class I directors to hold office until the annual meeting of shareholders in 2007 and until their respective successors have been duly elected and qualified. The Board is divided into three classes serving staggered three-year terms, the term of one class of directors to expire each year. The term of the Class I directors expires at the 2004 annual meeting of shareholders. Upon the recommendation of the Nominating Committee, the Board has nominated Messrs. Ivan M. Marks and Robert H. Rau to serve as directors. Messrs. Marks and Rau are each currently serving as a Class I director and have indicated a willingness to continue serving as a director. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted “FOR” the election of Messrs. Marks and Rau. The two nominees receiving a plurality of the votes cast for director will be elected. Should any of the nominees become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares that they represent for the election of such other person as the Board may recommend. The Board of Directors recommends voting “FOR” the nominees for Class I directors.

Directors and Nominees

The current members of the Board of Directors, including the nominees for Class I directors, together with certain information about them, are set forth below:

Name	Age	Director Since	Term Expires	Positions with the Company
Class I Directors
Ivan M. Marks Robert H. Rau	62 67	1996 2001	2004 2004	Director Director

Class II Directors
Glen R. Bressner Robert E. Mittelstaedt, Jr William C. Bowes	43 60 61	1999 1989 2003	2005 2005 2005	Director Director Director

Class III Directors
Geoffrey S. M. Hedrick Winston J. Churchill Benjamin A. Cosgrove	61 63 77	1988 1990 1992	2006 2006 2006	Director, Chairman of the Board and Chief Executive Officer Director Director

Ivan M. Marks.    Mr. Marks has been the Vice President-Controller of Parker Aerospace Group, which is the aerospace segment of Parker Hannifin Corporation, since 1979. Mr. Marks holds a Bachelor of Science degree in Business Administration from Drake University and is a Certified Public Accountant.

Robert H. Rau.    Mr. Rau retired December 31, 1998 as President of the Aerostructures Group of The Goodrich Company. Prior to its merger with Goodrich, Mr. Rau was President and Chief Executive Officer of Rohr, Inc. from 1993 to 1997. Before joining Rohr, he was an Executive Vice President of Parker Hannifin Corporation and President of its Aerospace Sector. In addition, Mr. Rau is a past member of the Board of Governors of the Aerospace Industries Association, a past Chairman of the General Aviation Manufacturers Association, a member of the Board of Trustees of Whittier College and a member of the Board of Directors of Goodrich Aerospace Europe and HCC Industries, Inc. and Chairman of the International Advisory Panel of Singapore Aerospace. Mr. Rau received a Bachelor of Arts degree in Business Administration from Whittier College in 1962.

Glen R. Bressner.    Mr. Bressner has been a partner of Mid-Atlantic Venture Funds, a venture capital firm, since 1997. Mr. Bressner is also a partner of NEPA Venture Fund, L.P., a venture capital firm, a position he has held since 1985. From 1996 to 1997, Mr. Bressner served as the Chairman of the Board of Directors of the Greater Philadelphia Venture Group. Mr. Bressner holds a Bachelor of Science degree in Business Administration from Boston University and a Masters of Business Administration degree from Babson College.

Robert E. Mittelstaedt, Jr.    Mr. Mittelstaedt served as our Chairman of the Board of Directors from 1989 to 1997. Since 1989, Mr. Mittelstaedt has been Vice Dean of The Wharton School of the University of Pennsylvania. Mr. Mittelstaedt also serves on the Board of Directors of Laboratory Corporation of America Holdings, Inc. Mr. Mittelstaedt holds a Bachelor of Science degree from Tulane University and a Masters of Business Administration degree from The Wharton School of the University of Pennsylvania.

William C. Bowes.    Mr. Bowes is a retired Vice Admiral of the U.S. Navy, an experienced industry executive and a highly decorated combat pilot. Most recently, Mr. Bowes has been an aerospace consultant with Whitley, Bradley, Brown, Inc. Prior thereto, from 1998 through 2003, Mr. Bowes held vice president positions at Litton Industries (which was acquired by Northrop Grumman April 2001), including Vice President Corporate Strategic Planning and Vice President, Programs Management for the Integrated Systems Division. From 1996 to 1998 Mr. Bowes was the Senior Vice President and Deputy General Manager for the Sensors and Communications Systems Sector of Hughes Aircraft Company. From 1991 to 1996, Mr. Bowes was a Vice Admiral of the U.S. Navy, including service as the Commander Naval Air Systems Command from 1991 to 1995, Principal Deputy Assistant Secretary of the Navy for Research, Development and Acquisition from 1995 to 1996 and Acting Assistant Secretary of the Navy for six months during 1995/1996. Mr. Bowes serves on the Board of Visitors for the Software Engineering Institute at Carnegie Mellon University and has served on the Board of Trustees for the Association of Unmanned Vehicles Systems International and on the Board of Directors for the Defense Systems Management College Alumni Association. He is a fellow of the Society of Experimental Test Pilots (SETP) and has received numerous awards during his career including the SETP Jimmy Doolittle Award for executive leadership in aerospace, the AIAA National Quality Management Award, the Defense Distinguished Service Medal, the two Distinguished Service Medals, three Legions of Merit, three Distinguished Flying Crosses, thirty-six Air Medals, eight Navy Commendation Medals, and numerous other awards and campaign medals. Mr. Bowes holds a bachelor’s degree in chemical engineering from the University of Idaho, a master’s degree in systems acquisition management from the Navy Post Graduate School, and he is a graduate of the U.S. Navy Test Pilot School. He has completed executive management courses at Harvard, Wharton, and the UCLA Anderson School.

Geoffrey S. M. Hedrick.    Mr. Hedrick has been our Chief Executive Officer since he founded the company in February 1988 and our Chairman of the Board since 1997. Prior to founding the company, Mr. Hedrick served as President and Chief Executive Officer of Smiths Industries, North American Aerospace Companies. He also founded Harowe Systems, Inc. in 1971, which was subsequently acquired by Smiths Industries. Mr. Hedrick has over 35 years of experience in the avionics industry, and he holds a number of patents in the electronics, optoelectric, electromagnetic, aerospace and contamination-control fields.

Winston J. Churchill.    Since 1996, Mr. Churchill has been a managing general partner of SCP Private Equity Partners, L.P., a private equity fund sponsored by Safeguard Scientifics, Inc. In addition, since 1991, Mr. Churchill has been the Chairman of the Board of Churchill Investment Partners, Inc. and CIP Capital, Inc., both of which are venture capital firms. Mr. Churchill is also a director of Amkor Technology, Inc., Freedom Securities Corp., Griffin Land and Nurseries, Inc. and CinemaStar Luxury Theaters, Inc. Mr. Churchill is a member of the Executive Committee of the Council of Institutional Investors. Mr. Churchill holds a Bachelor of Science degree from Fordham University, a Masters of Business Administration from Oxford University and a Juris Doctor from Yale Law School.

Benjamin A. Cosgrove.    Prior to his retirement, Mr. Cosgrove was employed by Boeing for 44 years and held a number of positions, including Senior Vice President for Engineering in the Commercial Division.

Mr. Cosgrove is currently a member of the NASA Advisory Council’s Task Force on the Shuttle-Mir Rendezvous and Docking Missions and the Task Force on International Space Station Operational Readiness. Mr. Cosgrove holds a Bachelor of Science degree in Aeronautical Engineering and an honorary Doctorate degree in engineering from Notre Dame University.

Committees of the Board of Directors

The Board maintains four standing committees: Audit, Compensation, Investment, and Nominating.

Audit Committee.    The Audit Committee makes recommendations to the Board with respect to various auditing and accounting matters, including the selection and compensation of our auditors, the scope of our annual audits, fees to be paid to the auditors, the performance and independence of our auditors and our accounting practices. The Audit Committee approves all services provided to the company by the independent public accountants. The Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the company, regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. In addition, the Audit Committee has responsibility for, among other things, the planning and review of our annual and periodic reports and accounts and the involvement of our auditors in that process. Messrs. Marks (Chairman), Bressner and Rau are currently members of the Audit Committee. The Audit Committee is comprised solely of independent members, as independence for audit committee members is defined in the listing standards of the Nasdaq National Market. In addition, the Board has determined that at least one of the Audit Committee members, Mr. Marks, is an audit committee financial expert, as defined by SEC rules and regulations.

Compensation Committee.    The Compensation Committee recommends, reviews and oversees the salaries, benefits and stock option plans for our employees, consultants, directors and other individuals compensated by us. Messrs. Cosgrove (Chairman), Churchill and Mittelstaedt are currently the members of the Compensation Committee.

Investment Committee.    The Investment Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to recommendations pertaining to the investment of excess capital. Messrs. Rau (Chairman), Bressner and Churchill are currently members of the Investment Committee.

Nominating Committee.

Nominating Committee. We have a Nominating Committee, consisting of three non-employee directors. The Nominating Committee has adopted a formal written Charter that will be approved by the Board before the Company’s Annual Shareholder Meeting on February 26, 2004. The Charter will specify the scope of the Nominating Committee’s responsibilities and procedures for carrying out such responsibilities. A copy of the Charter will be available on our website, www.innovative-ss.com under the heading Investor Relations once it is approved by the Board of Directors. The Committee members are Messrs. Mittelstaedt (Chairman), Churchill and Bressner, each of whom is independent, as that term is defined in the listing standards of the Nasdaq National Market.

The Nominating Committee functions include establishing the criteria for selecting candidates for nomination to the Board; actively seeking candidates who meet those criteria; and making recommendations to the Board of nominees to fill vacancies on, or as additions to, the Board.

The Nominating Committee seeks director candidates based upon a number of qualifications/criteria, including their independence, knowledge, judgment, character, leadership skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board’s existing strengths relative to the Company’s business. In the case of potential independent director candidates, such eligibility criteria shall be in accordance with SEC and Nasdaq rules.

The Nominating Committee conducts an annual assessment of the size and composition of the Board and Committees and reviews with the Board the appropriate skills and characteristics required of Board members. The Nominating Committee has not yet relied upon third-party search firms to identify board candidates, but reserves the right to do so as required. To date the Committee has relied upon recommendations from a wide variety of its business contacts, including current executive officers, directors, community leaders, and shareholders as a source for potential board candidates.

Neither the Nominating Committee nor the Company has engaged, or paid any fees to, a search firm in connection with the nomination of any of the Class I directors for election at the Annual Meeting covered by this Proxy Statement.

The Nominating Committee will consider nominees for election to the Board that are timely recommended by shareholders provided that a complete description of the nominees’ qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of Chairman, Nominating Committee, at our address at 720 Pennsylvania Drive, Exton, PA, 19341, and should not include self-nominations. Section 3.10 of the Company’s by-laws contains provisions setting forth the requirements applicable to a stockholder nomination for director. These requirements are summarized in this Proxy Statement under the caption “Shareholder Proposals For 2004 Annual Meeting And Other Matters.”

Each of the current nominees for director listed under the caption “ELECTION OF DIRECTORS” is an existing director standing for re-election. In connection with the 2004 Annual Meeting, the Nominating Committee did not receive any recommendation for a candidate from any shareholder or group of shareholders owning more than 5% of our common stock.

Our Annual Meeting of Shareholders provides an opportunity each year for shareholders to ask questions of or otherwise communicate directly with members of our Board of Directors on matters relevant to the Company. Each of our directors is requested to attend in person the Annual Meeting. Six out of seven Company directors attended the Company’s 2003 Annual Meeting of Shareholders. In addition, shareholders may, at any time, communicate in writing with the Chairman of the Nominating Committee by sending such written communication to the attention of Chairman, Nominating Committee, at our address at 720 Pennsylvania Drive, Exton, PA, 19341, (fax (610) 646-0150).

Copies of written communications received at such address will be provided to the Chairman of the Nominating Committee or the non-management directors as a group unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company’s business or communications that relate to improper or irrelevant topics.

Meetings and Attendance

During the fiscal year ended September 30, 2003, the full Board held four meetings. The Audit and Nominating Committees each met four times and the Compensation and Investment Committees each met once. All directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served.

Compensation of Directors

Each non-employee director who served on the Board at the beginning of our fiscal year (October 1, 2002), received shares of common stock with a fair market value of $25,000, determined as of such date. The shares vested quarterly during the fiscal year, provided that the director was still serving on the board on the date the shares are scheduled to vest. We are submitting a new restricted stock plan for non-employee directors for approval by our shareholders at our 2004 annual meeting of shareholders that would continue the practice described above. Please see “Approval of 2003 Restricted Stock Plan (Item 2 on Proxy Card)” below. Additionally, each non-employee director receives $1,000 for each board meeting attended. All directors are reimbursed for reasonable travel and lodging expenses associated with attendance at meetings.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee currently serves as an officer of the company. There are no compensation committee interlocks between us and any other entity involving us or such entity’s executive officers or board members.

Code of Ethics

At this time we do not have a code in place because management and the board are continuing to review the matter in light of the new NASDAQ rules which take effect in May 2004. We plan to have codes which comply with the NASDAQ rules in place prior to that deadline.

Executive Officers

Set forth below is a table identifying our executive officers who are not identified in the tables above. Biographical information for Mr. Hedrick is set forth above.

Name	Age	Position with the Company
Roman G. Ptakowski	55	President

James J. Reilly	63	Chief Financial Officer

Roger E Mitchell	49	Vice President of Operations

Roman G. Ptakowski has been our President since March 2003. Prior to that, Mr. Ptakowski served as a Group Vice President and General Manager and, before that, as a Vice President of Sales and Marketing at B/E Aerospace, Inc. Previously, Mr. Ptakowski held a number of positions with increasing responsibility within ASEA Brown Bveri Power T&D Company, Inc. There, he was General Manager of the Protective Relay Division before leaving to join B/E Aerospace, Inc. Mr. Ptakowski received a B.S. in Electrical Engineering from New York University and a MBA from Duke University.

James J. Reilly.    Mr. Reilly has been our Chief Financial Officer since February 2000. From 1996 to 1999, Mr. Reilly was employed by B/E Aerospace, Inc., Seating Products Group, where he served as Vice President and Chief Financial Officer. From 1989 to 1996, Mr. Reilly was employed by E-Systems, Inc. as Vice President and Principal Accounting Officer. Mr. Reilly holds both BS and MBA degrees from the University of Hartford.

Roger E. Mitchell.    Mr. Mitchell has been our Vice President of Operations since September 1999. From July 1998 until September 1999 Mr. Mitchell served as our Director of Operations. Prior to joining us, Mr. Mitchell was employed by AlliedSignal, where he held various positions, including Operations Manager from 1994 to 1998. Mr. Mitchell received a Bachelor of Arts degree from Lewis University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash compensation as well as certain other compensation paid or accrued during fiscal years 2003, 2002 and 2001 to the Named Executive Officers for services rendered in such years:

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Securities Underlying Options	All Other Compensation
Geoffrey S. M. Hedrick Chief Executive Officer	2003 2002 2001	$328,846 300,000 300,000	— — —	— — —	— — —

Roman G. Ptakowski(1) President	2003	$115,383		180,000	17,091	(3)

James J. Reilly Chief Financial Officer	2003 2002 2001	$160,349 150,000 150,000	— — —	— —	— 7,481	(3)

Roger E. Mitchell Vice President Operations	2003 2002 2001	$160,000 146,154 130,000	— — —	— —	— —

David J. Marvin(2) Vice President of Marketing and Business Development	2003 2002 2001	$33,231 160,000 160,000	— — —	—	— — —

(1)	Mr. Ptakowski joined the Company in March 2003.
(2)	Mr. Marvin joined the Company in August 2000. His employment ended in November 2002.
(3)	This amount represents a relocation bonus.

Stock Option Grants

Except as listed in the table below, there were no stock option grants in fiscal year 2003 to any of the Named Executive Officers.

Option Grants in Fiscal 2003

	Individual Grants
Name	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expir- ation Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
						5%	10%
Roman G. Ptakowski	180,000	(1)	80%	$6.31	5/9/13	$714,299	$1,810,173

(1)	60,000 shares vest on each of the first three anniversary dates of the grant.
(2)	Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. The assumed stock price appreciation rates used to determine the potential realize value are prescribed by the SEC rules for illustrative purposes only and are not intended to forecast or predict future stock prices. Actual gains are dependent on the future performance of our common stock and the option holder’s continued employment throughout the vesting period. The options were granted under our 1998 Stock Option Plan.

Stock Option Exercises and Holdings

The following table sets forth the value of options held by each of the Named Executive Officers at September 30, 2003.

Aggregated Option Exercises in 2003

and Option Values at September 30, 2003

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at September 30, 2003		Value of Unexercised In-The-Money Options at September 30, 2003(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Geoffrey S. M. Hedrick	—	—	600	400	$—	$—

Roman G. Ptakowski	—	—	0	180,000	—	333,000

James J. Reilly	—	—	53,219	35,480	—	—

Roger E. Mitchell	—	—	36,228	400	173,864	—

David J. Marvin	—	—	0	0	—	—

(1)	The value of unexercised in-the-money options is based on the difference between the last sale price of a share of our common stock as reported on the Nasdaq National Market on September 30, 2003 ($8.16) and the exercise price of the options, multiplied by the number of options.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans and arrangements as of September 30, 2003, including the 1998 Stock Option Plan and the 1988 Stock Incentive Plan.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in second column)
Equity compensation plans approved by security holders	870,182	$6.76	298,730

Equity compensation plans not approved by security holders	0	$0	0

Total	870,182	$6.76	298,730

During October 2002, each non-employee director who served on the Board at the beginning of the fiscal year was entitled to receive shares of common stock with a fair market value of $25,000, determined as of the first day of the fiscal year. The shares vested quarterly during the fiscal year, provided that the director was still serving on the board on the date the shares were scheduled to vest. Each of our 6 non-employee directors received a grant of 3,251 shares of restricted stock on October 1, 2003. The restricted stock grants to the non-employee directors were not pursuant to the stock option plan and have not been submitted to, and were not required to be submitted to, the shareholders for approval. We will submit a director stock compensation plan for approval by our shareholders at our 2004 annual meeting of shareholders. Please see “Approval of 2003 Restricted Stock Plan (Item 2 on Proxy Card)” below.

Employment Contracts, Termination of Employment and Change in Control Arrangements

In July 1998, we entered into an agreement with Roger E. Mitchell to serve as our Director of Operations at an annual salary of $110,000. Under the agreement, we granted Mr. Mitchell options to purchase 54,812 shares of common stock at $3.28 per share. Of these options, 27,406 vest in five equal annual installments beginning on the first anniversary of Mr. Mitchell’s employment with us. The remaining 27,406 options vested in July 1999 upon the achievement by us of certain performance objectives.

In March 2003, we entered into an agreement with Roman G. Ptakowski to serve as President at an annual salary of $250,000 and an annual performance incentive bonus of up to 30% of base salary based on performance of the business. The initial term of the agreement is for two years with yearly one-year renewal periods unless either party provides the other party with written notice of termination of the agreement not later than ninety (90) days prior to the end of the then current term of the agreement. In the event that Mr. Ptakowski is involuntarily terminated without cause, Mr. Ptakowski would be entitled to continue to receive compensation and benefits at the rate in effect at the time of termination until the end of the then current term of the agreement, provided however, that such amount shall not be less than six months of current salary and benefits. Amounts payable following such a termination shall be reduced by any compensation received for services rendered by Mr. Ptakowski to a subsequent employer. In addition, Mr. Ptakowski was granted options to purchase 180,000 shares of common stock at $6.31 per share. One-third of these options vest each year on the anniversary of the initial grant date.

In the event that Mr. Ptakowski is involuntarily terminated without cause or resigns as a result of a material change in duties or a reduction in compensation or benefits following certain changes of control of Innovative Solutions and Support, Mr. Ptakowski would be entitled to receive a one time payment equal to Mr. Ptakowski’s annual salary as then in effect within thirty (30) days of the date of such termination in addition to continued compensation and benefits at the rate in effect at the time of termination until the end of the then current term of the agreement.

STOCK PERFORMANCE GRAPH

The following graph compares the percentage change in the cumulative total return on our common stock during the period from the commencement of public trading of our common stock on the Nasdaq National Market on August 4, 2000 until September 30, 2003, against the cumulative total return on the Nasdaq Composite Index and the Russell 2000 index during such period. The comparison assumes that $100 was invested at the beginning of such period in our common stock and in each of the foregoing indices and assumes the reinvestment of any dividends.

The following report of the Compensation Committee and the performance graph on the previous page will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such Acts.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors is composed of three non-employee directors. The Compensation Committee is responsible for setting and administering the policies that govern annual executive salaries, bonuses and stock ownership programs. The Compensation Committee annually evaluates the performance, and determines or recommends to the full Board the compensation, of the Chief Executive Officer and other executive officers.

The Compensation Committee determined that for fiscal year 2003 (the twelve months ended September 30, 2003) the annual salary of the Chief Executive Officer would be increased to $350,000 from $300,000. In addition the Committee determined the annual salary of the Chief Financial Officer would be increased to $180,000 from $150,000. There were no cash incentive compensation payments in fiscal year 2003. The Compensation Committee determined the new Company President would receive a stock option grant of 180,000 shares and that no additional stock option grants would be issued to other executive officers this year.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a federal income tax deduction for certain compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the other named executive officers, excluding, among other things, certain performance-based compensation. Through September 30, 2003, this provision has not affected our tax deductions, and the Compensation Committee believes that, at the present time, it is unlikely that the compensation paid to any of our employees in a taxable year will exceed $1,000,000. The Compensation Committee intends to continue to evaluate the effects of the statute and any applicable regulations and to comply with Internal Revenue Code Section 162(m) in the future to the extent consistent with our best interests.

Submitted by the Compensation Committee:

Benjamin A. Cosgrove (Chairman)

Winston J. Churchill

Robert E. Mittelstaedt, Jr.

The following report of the Audit Committee will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such Acts.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of three non-employee directors. The role of the Audit Committee is to assist our Board in its oversight of our financial reporting process. The Board, in its business judgment, has determined that each director is “independent” as required by Rule 4200(a)(15) of the listing standards of the Nasdaq National Market. In addition, the Board has determined that at least one of the Audit Committee members, Mr. Marks, is an “audit committee financial expert” as defined by SEC rules and regulations. The Committee operates pursuant to a charter, a copy of which was attached to the 2003 Proxy Statement filed with the SEC on January 21, 2003. As set forth in the charter, management of the company is responsible for the preparation, presentation and integrity of our financial statements, our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the United States of America. The Audit Committee reviews and reassesses the adequacy of the charter on an annual basis.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the year ending September 30, 2003 with management of the company and its independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, AU §380, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditor’s independence and has discussed with the auditors the auditors’ independence.

Based upon the review, reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ending September 30, 2003 be included in the company’s Annual Report on Form 10-K for the year ended September 30, 2003 as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Ivan M. Marks (Chairman)

Robert H. Rau

Glen R. Bressner

APPROVAL OF 2003 RESTRICTED STOCK PLAN

(Item 2 on Proxy Card)

The Board of Directors has unanimously approved, subject to shareholder approval, the company’s new 2003 Restricted Stock Plan (the “Plan”). The purpose of the Plan is to provide members of the Board who are not employees of the company or its subsidiaries with grants of restricted stock. We believe that the Plan will encourage the participants to contribute materially to the growth of the company, thereby benefiting the company’s shareholders, and will align the economic interests of the participants with those of the shareholders. The Board of Directors recommends voting “FOR” approval of the 2003 Restricted Stock Plan.

Summary of the Plan

A full copy of the Plan as adopted by the Board is attached to this Proxy Statement as Exhibit A. The following summary of the terms that will apply if the Plan is approved by shareholders is qualified in its entirety by reference to the full text of the Plan attached in Exhibit A.

Under the Plan, the maximum number of shares of our common stock that may be issued is 100,000, subject to adjustment for stock dividends, stock splits, recapitalization or other similar changes in the number of class of the company’s issued and outstanding equity securities. Only directors who are not employees of the company or any subsidiary of the company are eligible under the Plan.

Each director who was eligible under the Plan on October 1, 2003 and is eligible under the Plan as of the date when the Plan is approved by the shareholders, will be entitled to receive shares of common stock with a fair market value of $25,000, determined on October 1 of each year, starting with October 1, 2003. The shares vest quarterly during the fiscal year beginning each October 1, provided the director remains in continuous service as an eligible director through the end of the fiscal year to which the award relates. No cash payment is required to be paid by the director in exchange for an award. The Board may change the dollar value of common stock issuable to eligible directors in any given year without seeking shareholder approval.

Shares awarded under the Plan may not be sold, transferred, pledged or assigned until they have vested. Any dividends paid on unvested shares shall accrue but will not be paid until the shares vest. If a grantee’s service as an eligible director with the company is terminated for any reason, unvested shares as of the effective date of such termination are automatically forfeited. Forfeited shares will become available for new awards.

In the event of a Change in Control, any restrictions with respect to stock awarded, but not forfeited, shall lapse in full. A Change in Control will be deemed to have occurred if: (i) a person or entity, other than an officer or director of the company, becomes the beneficial owner of shares representing more than 50% of the voting power of the company’s securities; (ii) a merger, sale or other disposition of all or substantially all of the assets of the company; or (iii) after the date the Plan is approved by the shareholders, directors are elected such that a majority of the members of the Board will have been members for less than two years, unless each such director’s election was approved by at least two-thirds of the directors then in still in office who were directors when that director first became a member of the Board.

The Plan will be administered by the Board, who will have the authority to interpret the Plan’s provisions, prescribe, amend and rescind rules and regulations for the Plan, subject to shareholder approval if required by applicable securities or tax laws. Further, the Board shall make all other determinations necessary or advisable for the administration of the Plan. The determination of the Board on these matters is conclusive.

New Plan Benefits

The following table presents information concerning the issuance of restricted stock to non-employee directors under the Plan for the 2004 fiscal year as upon shareholder approval of the 2003 Restricted Stock Plan each non-employee director will receive shares of common stock as described above.

Name and Position	Dollar Value of Shares ($)	Number of Shares
All non-employee directors as a group (6 persons)	150,000	18,473

The affirmative vote of a majority of the votes present or represented at the annual meeting in person or by proxy is required to approve the 2003 Restricted Stock Plan. The Board of Directors recommends voting “FOR” approval of the 2003 Restricted Stock Plan.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

AND OTHER MATTERS

Shareholders wishing to submit proposals for inclusion in the proxy statement for the 2005 Annual Meeting of Shareholders must submit such proposals to us at 720 Pennsylvania Drive, Exton, PA 19341, Attention: James J. Reilly, on or before September 15, 2004. In order for the proposal to be included in the proxy statement, the shareholder submitting the proposal must meet certain eligibility standards and comply with the procedures established by the SEC as set forth in Rule 14a-8 of the Securities Exchange Act of 1934.

On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, issued under the Securities Exchange Act of 1934. The amendment to Rule 14a-4(c)(1) governs a company’s use of discretionary proxy voting authority for a shareholder proposal which the shareholder has not sought to include in our proxy statement. The amendment provides that if a proponent of a proposal fails to notify a company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2005 Annual Meeting of Shareholders, if we are not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in our proxy statement, by December 8, 2004, the management proxies will be allowed to use their discretionary authority.

Our Bylaws provide that a shareholder proposal (including a shareholder nomination of a director) must meet certain predetermined requirements in order to be considered at the Annual Meeting. In order to be considered, a shareholder’s proposal must be made in writing and delivered to or received at our principal executive offices not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the meeting in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders. However, in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, proposals must be received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The notice to the Secretary must set forth certain information as specified in our bylaws.

As of the date of this proxy statement, the Board knows of no other business which may properly be and is likely to be brought before the annual meeting. If a shareholder proposal that was excluded from this proxy statement in accordance with Rule 14a-8 of the Securities Act or our by-laws is properly brought before the annual meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against said proposal. If any other matters should arise at the annual meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

Independent Auditors

On April 3, 2002, we dismissed Arthur Andersen LLP (“Arthur Andersen”) as our independent public accounts. On April 15, 2002, we engaged Deloitte & Touche LLP to serve as our independent public accountants for the fiscal year 2002. The appointment of Deloitte & Touche LLP was effective immediately. The decision by the Board to replace Arthur Andersen with Deloitte & Touche LLP was based on the recommendation of our Audit Committee and approved by the Board.

The reports of Arthur Andersen on our consolidated financial statements for each of the years ended September 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2001 and 2000, there were no disagreements with Arthur Andersen on any matter of accounting principles of practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

During our fiscal years ended September 30, 2001 and 2000, and through the subsequent interim period prior to engaging Deloitte & Touche LLP in April 2002, we did not consult Deloitte & Touche LLP regarding any of the items described in Item 304(a)(2) of Regulation S-K.

A representative of Deloitte & Touche, LLP is expected to be present at the meeting and will have an opportunity to make a statement if he or she so desires. The representative will also be able to respond to appropriate questions from shareholders.

The audit committee retained Deloitte & Touche, LLP to provide audit services for the fiscal year ended September 30, 2003. Services provided by Deloitte & Touche, LLP included an audit of the consolidated financial statements of the company and services related to filings made with the SEC. The aggregate fees billed by Deloitte & Touche, LLP in connection with services rendered during fiscal year ended September 30, 2003 were:

Audit Fees	$143,000
Financial Information Systems Design and Implementation Fees	$—
All Other Fees(1)	$62,800

Total	$205,800

(1)	“All Other Fees” charged by Deloitte & Touche, LLP for non-audit services were related to income tax compliance and consulting work.

Pursuant to the adoption of the revised Audit Committee Charter, the Board of Directors has adopted a policy which prohibits the Company from entering into non-audit related consulting agreements for financial information systems design and implementation, for certain other services considered to have an impact on independence, and for all other services prohibited by the Sarbanes-Oxley Act of 2002 and new Securities and Exchange Commission regulations. The policy also contains procedures requiring Audit Committee pre-approval of all audit and permitted non-audit services provided by the Company’s independent auditors.

By Order of the Board of Directors

Geoffrey S.M. Hedrick
Chairman of the Board and Chief Executive Officer

January 26, 2004

APPENDIX A

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

2003 RESTRICTED STOCK PLAN

(Effective February 26, 2004)

1. PURPOSE

The purpose of the Plan is to provide members of the Board of Directors of Innovative Solutions and Support, Inc. (the “Company”) who are not employees of the Company or its subsidiaries with grants of restricted stock. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders.

2. DEFINITIONS

(a) “Award” means an award of Restricted Stock granted under the Plan.

(b) “Board” means the Board of Directors of the Company.

(c) “Change of Control.”    A “Change of Control” shall be deemed to have occurred if:

(i) Any “person” (other than a person who is an officer or director of the Company as of the Effective Date), as such term is used in Sections 13(d) and 14(d) of the Exchange Act, is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company, and such person owns more aggregate voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors than any other person;

(ii) The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (x) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (y) the sale or other disposition of all or substantially all of the assets of the Company, or (z) a liquidation or dissolution of the Company; or

(iii) After the date this Plan is approved by the shareholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Company” means Innovative Solutions and Support, Inc., a Pennsylvania corporation, including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

(f) “Date of Grant” means the date as of which an Award is granted.

(g) “Effective Date” means February 26, 2004, the date the Plan is approved by the Company’s shareholders.

(h) “Eligible Director” means a member of the Board who is not an employee of the Company or any Subsidiary of the Company.

(i) “Fair Market Value” means:

(i) If Shares are publicly traded, then the Fair Market Value per Share shall be determined as follows: (x) if the principal trading market for the Shares is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the latest date preceding the relevant date upon which a sale was reported, or (y) if the Shares are not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Shares on the latest date preceding relevant date upon which a sale was reported, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Board determines.

(ii) If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Board.

(j) “Grantee” means an Eligible Director who is granted an Award.

(k) “Plan” means the Innovative Solutions and Support, Inc. 2003 Restricted Stock Plan, as set forth herein, and as amended from time to time.

(l) “Restricted Stock” means Shares subject to the restrictions imposed pursuant to Paragraph 7(d) of the Plan and the Award.

(m) “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, as in effect from time to time.

(n) “Share” or “Shares” means a share or shares of the Company’s common stock.

(o) “Subsidiary” means a corporation that, at the time in question, is a subsidiary corporation of the Company within the meaning of section 424(f) of the Code.

(p) “Vesting Period” means the date on which the restrictions imposed under Paragraph 7(d) on a Share of Restricted Stock lapse, as provided in Paragraph 7(d); provided that the Vesting Period shall end and all Awards shall be fully vested and nonforfeitable upon a Change of Control.

(q) “1933 Act” means the Securities Act of 1933, as amended.

(r) “1934 Act” means the Securities Exchange Act of 1934, as amended.

3. RIGHTS TO BE GRANTED

Rights that may be granted under the Plan are rights to Restricted Stock, which give the Grantee ownership rights in the Shares subject to the Award, subject to a substantial risk of forfeiture, as set forth in Paragraph 7.

4. SHARES SUBJECT TO THE PLAN

(a) The Shares issued under the Plan may, at the Company’s option, be either Shares held in treasury or Shares originally issued for such purpose. Not more than One Hundred Thousand (100,000) Shares in the aggregate may be issued under the Plan, subject to adjustment pursuant to Paragraph 10.

(b) If Restricted Stock granted pursuant to an Award under the Plan is forfeited, the forfeited Shares previously subject to such Award shall become available for new Awards.

5. ADMINISTRATION OF THE PLAN

(a) Administration.    The Plan shall be administered by the Board.

(b) Right of Board to Interpret the Plan.    The Board shall have the authority to interpret the Plan’s provisions, prescribe, amend and rescind rules and regulations for the Plan, and make all other determinations necessary or advisable for the administration of the Plan. The determination of the Board in all matters as stated above shall be conclusive.

(c) Meetings.    The Board shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Board or acts approved in writing by the unanimous consent of the members of the Board shall be the valid acts of the Board.

(d) Exculpation.    No member of the Board shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Awards thereunder unless (i) the member of the Board has breached or failed to perform the duties of his office, and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this Paragraph 5(d) shall not apply to the responsibility or liability of a member of the Board pursuant to any criminal statute.

(e) Indemnification.    Each member of the Board shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company’s Articles of Incorporation and By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Awards thereunder in which he may be involved by reason of his being or having been a member of the Board, whether or not he continues to be such member of the Board at the time of the action, suit or proceeding.

6. ELIGIBILITY

Awards may be granted only to Eligible Directors. No Awards shall be granted to an individual who is not an Eligible Director of the Company or a Subsidiary of the Company.

7. RESTRICTED STOCK AWARDS

The terms and conditions of Awards are as follows:

(a) Grants.    Subject to the express terms and conditions set forth in the Plan, Awards shall be granted as follows:

(i) Fiscal Year 2003 Grant.    Each individual who was an Eligible Director on October 1, 2003 and is an Eligible Director as of the Effective Date, shall be automatically granted a one-time Award of Restricted Stock for Shares having a Fair Market Value of $25,000. For purposes of the application of the vesting schedule set forth in Paragraph 7(d), such Award shall be treated as though it were granted on October 1, 2003. The number of Shares subject to the Award shall be determined as the quotient of (x) $25,000 divided by (y) the Fair Market Value per Share on October 1, 2003, rounded to the nearest whole Share.

(ii) October 1 Grants.    Commencing on October 1, 2004 and each October 1 thereafter (with each October 1 constituting a “Grant Date”), an individual who is an Eligible Director on each such Grant Date shall be automatically granted an annual Award of Restricted Stock for Shares having a Fair Market Value of $25,000, provided, however that such individual remain in continuous service as an Eligible Director through the end of the fiscal year to which the Award relates and provided further that such Award shall be subject to the vesting schedule set forth in Paragraph 7(d). The number of Shares subject to the Award on any given Grant Date shall be determined as the quotient of (x) $25,000 divided by (y) the Fair Market Value per Share on each such Grant Date, rounded to the nearest whole Share; provided however, the Board may change the dollar value of common stock issuable to eligible directors in any given year without seeking shareholder approval.

(iii) Pro Rata Grants.    In the event an individual first becomes an Eligible Director after the Grant Date of any given year, the Board shall have the discretion to grant such Eligible Director an Award for his or her first partial year of service and, if such Award shall be granted, the amount of such Award; provided, however, that in no event shall the Award be greater than the Award such Eligible Director would otherwise have received had he or she completed a full first year of service. Such Award shall be subject to the vesting schedule set forth in Paragraph 7(d).

(b) No Cash Payment Required.    No cash shall be required to be paid by the Grantee in exchange for an Award.

(c) Awards.    One or more certificates shall be issued to each Grantee in respect of Shares subject to an Award. Such certificate shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The Board may require that the certificate evidencing such Restricted Stock be held by the Company until all restrictions on such Restricted Stock have lapsed.

(d) Vesting of Shares.

(i) General Provision.    Except as otherwise provided in Paragraph 11, the Grantee shall not be permitted to sell, transfer, pledge or assign Restricted Stock awarded under the Plan that has not vested according to the following schedule: Awards shall be granted and shall vest in quarterly installments such that Twenty-Five Percent (25%) of each Award shall vest after the first fiscal quarter (with the initial grant date being October 1 pursuant to Paragraph 7(a)) and the remaining Seventy-Five Percent (75%) shall vest quarterly over the next three (3) fiscal quarters at Twenty-Five Percent (25%) per quarter.

(ii) Termination of Service.    Upon termination of a Grantee’s service as an Eligible Director with the Company for any reason (and whether such termination is initiated by the Company, the Grantee or otherwise) any Shares which have not prior to the effective date of such termination become nonforfeitable pursuant to the vesting provisions set forth in Section 7(d)(i) will immediately and automatically, without any action on the part of the Company, be forfeited.

(e) Delivery of Shares.    When the Vesting Period has expired, the Company shall deliver to the Grantee (or the person to whom ownership rights may have passed by will or the laws of descent and distribution) a certificate for the number of Shares for which restrictions have lapsed. The right to payment of any fractional Shares that may have accrued shall be satisfied in cash, measured by the product of the fractional amount times the fair market value of a Share at the time the applicable restrictions lapse, as determined by the Board.

8. DIVIDENDS

During the Vesting Period applicable to an Award, any dividends paid on the Shares subject to such Award shall accrue but shall not be paid by the Company until the expiration of the Vesting Period. The accrued dividends shall be paid to the Grantee at the same time that Share certificates are delivered in accordance with Paragraph 7(e); provided that all or a portion of such dividends shall be forfeited in the same proportion as Shares are forfeited, in accordance with Paragraph 7(d). Upon a Change of Control before the expiration of the Vesting Period, the accrued dividends shall be paid to the Grantee in full.

9. SECURITIES LAWS; TAXES

(a) Securities Laws.    The Board shall have the power to make each grant of Awards under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the 1933 Act and the 1934 Act, including Rule 16b-3, as well as the requirements of any securities exchange upon which the Shares may be listed. Such conditions may include the delivery by the Grantee of an investment representation to the Company in connection with the lapse of restrictions and forfeiture provisions on Shares subject to an Award, or the execution of an agreement by the Grantee to refrain from selling or otherwise disposing of the Shares acquired for a specified period of time or on specified terms. Notwithstanding any provision in the Plan to the contrary, the Company shall not be required to issue or deliver any certificate for Shares upon the vesting of any Restricted Stock if such issuance or delivery shall be in violation of the 1933 Act, the 1934 Act, the requirements of any securities exchange upon which the Shares are listed or any other applicable laws.

(b) Payment of Tax Liabilities.    In connection with the grant of any Award or the lapse of restrictions and forfeiture provisions under any Award, the Company shall have the right to (i) require the Grantee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for Shares subject to such Award, or (ii) take any action whatever that it deems necessary to protect its interests with respect to tax liabilities. The Company shall not be obligated to make any delivery or transfer of Shares until the Grantee has complied, to the Company’s satisfaction, with any withholding requirement, or until the Company has been indemnified to its satisfaction for any applicable tax, charge or assessment.

10. CHANGES IN CAPITALIZATION

The aggregate number of Shares and class of Shares as to which Awards may be granted and the number of Shares covered by each outstanding Award shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Shares and/or other outstanding equity security or a recapitalization or other capital adjustment (not including the issuance of Shares and/or other outstanding equity securities on the conversion of other securities of the Company which are convertible into Shares and/or other outstanding equity securities) affecting the Shares which is effected without receipt of consideration by the Company. The Board shall have authority to determine the adjustments to be made under this Paragraph 10 and any such determination by the Board shall be final, binding and conclusive.

11. CHANGE OF CONTROL

Upon a Change of Control, any restrictions with respect to Restricted Stock (other than Restricted Stock that has previously been forfeited) shall lapse in full.

12. AMENDMENT AND TERMINATION

The Plan may be terminated by the Board at any time. The Plan may be amended by the Board at any time, subject to shareholder approval, if required by applicable securities or tax laws. No Award shall be affected by any such termination or amendment without the written consent of the Grantee.

14. EFFECTIVE DATE

The effective date of the Plan is February 26, 2004.

15. GOVERNING LAW

The Plan and all determinations made and actions taken pursuant to the Plan shall be governed in accordance with Pennsylvania law.

Executed as of this 20th day of November, 2003.

Innovative Solutions and Support, Inc.

PROXY

PROXY

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

720 PENNSYLVANIA DRIVE, EXTON, PENNSYLVANIA 19341

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR THE FEBRUARY 26, 2004 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mr. Geoffrey S. M. Hedrick and Mr. James J. Reilly and either of them as proxies, each with power of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated below, all the shares of Common Stock held of record by the undersigned on December 22, 2003 at the Annual Meeting of Shareholders of Innovative Solutions and Support, Inc., to be held on February 26, 2004, at the company’s corporate offices, 720 Pennsylvania Drive, Exton, Pennsylvania beginning at 10:00 a.m. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE AS TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED ON THIS PROXY.

☑	Please mark your votes as in this example.

1.	Election of Class I Directors for a term of three years:
Ivan M. Marks	☐ FOR NOMINEE	☐ WITHHOLD AUTHORITY
Robert H. Rau	☐ FOR NOMINEE	☐ WITHHOLD AUTHORITY
2.	Approval of 2003 Restricted Stock Plan for non-employee directors:

☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on reverse side.)

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1 AND 2, IN THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, AND 2IF NO SPECIFICATION IS MADE AND WILL BE VOTED AT THE DISCRETION OF THE PROXY HOLDERS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Attendance of the undersigned at the meeting, or at any adjournment or postponement thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting or session the intention of the undersigned to vote said share(s) in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Date:

SIGNATURE

Date:

SIGNATURE (if jointly owned)

Note: Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. When signing as a corporation or a partnership, please sign in the name of the entity by an authorized person.

☐ Please check this box if you plan to attend the meeting.